UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report March 10, 2015
Date of earliest event reported March 10, 2015

Commission file no. 333-133184-12

Neiman Marcus Group LTD LLC
(Exact name of registrant as specified in its charter)

Delaware	20-3509435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1618 Main Street Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Item 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus Group LTD LLC under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On March 10, 2015 Neiman Marcus Group LTD LLC issued a press release announcing its results of operations and financial condition for the fiscal second quarter ended January 31, 2015.  A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to EBITDA and Adjusted EBITDA. Management has included this information because it believes it more accurately reflects results from core operating activities and is a better base from which to measure the company's future performance.

ITEM 9.01.             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)                 Exhibits.

                      99.1  Press release dated March 10, 2015 announcing financial results for the fiscal second quarter ended January 31, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

NEIMAN MARCUS GROUP LTD LLC

Date:	March 10, 2015	By:	/s/ T. Dale Stapleton

T. Dale Stapleton
Senior Vice President and Chief Accounting Officer
(principal accounting officer of the registrant)